Exhibit 1.1

STRATEGY

OMNIBUS SALES AGREEMENT

November 4, 2025

TD SECURITIES (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

BARCLAYS CAPITAL INC.

745 Seventh Avenue

New York, New York 10019

THE BENCHMARK COMPANY, LLC

150 East 58th Street, 17th Floor

New York, New York 10155

BTIG, LLC

65 East 55th Street

New York, New York 10022

CANACCORD GENUITY LLC

1 Post Office Square, Suite 3000

Boston, Massachusetts 02109

CANTOR FITZGERALD & CO.

110 East 59th Street, 6th Floor

New York, New York 10022

CLEAR STREET LLC

4 World Trade Center,

150 Greenwich St. Floor 45

New York, New York 10007

COMPASS POINT RESEARCH & TRADING, LLC

1055 Thomas Jefferson Street NW

Suite 303

Washington, DC 20007

H.C. WAINWRIGHT & CO., LLC

430 Park Avenue, 3rd Floor

New York, New York 10022

KEEFE, BRUYETTE & WOODS, INC.

787 Seventh Ave., 4th Floor

New York, New York 10019

MAXIM GROUP LLC

300 Park Avenue

New York, New York 10022

MIZUHO SECURITIES USA LLC

1271 Avenue of the Americas

New York, New York 10020

MORGAN STANLEY & CO. LLC

1585 Broadway

New York, New York 10036

SANTANDER US CAPITAL MARKETS LLC

437 Madison Avenue

New York, NY 10022

SG AMERICAS SECURITIES, LLC

245 Park Avenue

New York, New York 10167

TCBI SECURITIES INC., DOING BUSINESS AS TEXAS CAPITAL SECURITIES

2000 McKinney Avenue, Suite 700

Dallas, Texas 75201

Ladies and Gentlemen:

Strategy Inc (formerly MicroStrategy Incorporated), a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time through TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities, as sales agents and/or principals (each an “Agent” and collectively the “Agents”), (i) shares of the Company’s 10.00% Series A Perpetual Strife Preferred Stock, par value $0.001 per share, with a stated amount of $100 per share (the “STRF Preferred Stock”), (ii) shares of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share, with a stated amount of $100 per share (the “STRC Preferred Stock”), (iii) shares of the Company’s 8.00% Series A Perpetual Strike Preferred Stock, par value $0.001 per share (the “STRK Preferred Stock”), (iv) shares of the Company’s 10.00% Series A Perpetual Stride Preferred Stock, par value $0.001 per share, with a stated amount of $100 per share (the “STRD Preferred Stock”), (v) shares of the Company’s preferred stock, par value $0.001 per share, of such series as may be designated by the Company from time to time in the future (collectively, the “Future Designated Preferred Stock” and, together with the STRF Preferred Stock, the STRC Preferred Stock, the STRK Preferred Stock and the STRD Preferred Stock, the “Preferred

2

Stock”), and (vi) shares of the Company’s class A common stock, par value $0.001 per share (the “Common Stock”), on the terms set forth in this agreement (this “Agreement”). For purposes of this Agreement, the Company’s issuance and sale through the Agents of Common Stock or a given series of Preferred Stock shall be referred to as the “program” for such shares of Common Stock or Preferred Stock, as the case may be.

This Agreement shall be deemed to amend and restate and replace in full each of (i) the Sales Agreement, between the Company and certain of the Agents, dated as of May 22, 2025, as amended by the First Amendment to Sales Agreement, between the Company and certain of the Agents, dated as of July 7, 2025, relating to the STRF Preferred Stock, (ii) the Sales Agreement, between the Company and certain of the Agents, dated as of July 31, 2025, relating to the STRC Preferred Stock, (iii) the Sales Agreement, between the Company and certain of the Agents, dated as of March 10, 2025, relating to the STRK Preferred Stock, (iv) the Sales Agreement, between the Company and certain of the Agents, dated as of July 7, 2025, relating to the STRD Preferred Stock, and (v) the Sales Agreement, between the Company and certain of the Agents, dated as of May 1, 2025, relating to the Common Stock.

Section 1. Definitions

(a) Certain Definitions. For purposes of this Agreement, capitalized terms used herein and not otherwise defined shall have the following respective meanings:

“Agency Period” means, as to each program, the period (i) commencing on the later of (A) the date of this Agreement and (B) the date of the applicable Additional Program Addendum and (ii) expiring on the earliest to occur of (A) the date on which the Agents shall have placed the Maximum Program Amount with respect to such program, pursuant to this Agreement, (B) the first date on which the closing price of the Shares being offered and sold in such program on the Principal Market exceeds the difference between the Maximum Program Amount with respect to such program and the Aggregate Sales Proceeds with respect to such program, (C) the date on which such program is terminated pursuant to Section 7, and (D) the date this Agreement is terminated pursuant to Section 7.

“Aggregate Sales Proceeds” means, as to each program, the aggregate gross proceeds from the sale of the Shares with respect to such program placed by the Designated Agent pursuant to this Agreement. For purposes of this definition, (i) the amount shall be calculated at the close of the Principal Market on each Trading Day and (ii) proceeds from sales of sales of the Shares with respect to such program shall only be included in the calculation following their issuance on the applicable Settlement Date.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” means the shares of Common Stock issued or issuable pursuant to this Agreement.

3

“Conversion Shares” means the shares of Common Stock into which any of the Preferred Shares are then convertible, which as of the date of this Agreement means 1/10th of a share of Common Stock with respect to each of the STRK Preferred Shares.

“Designated Agent” has the meaning set forth in Section 3(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Floor Price” means the minimum price set by the Company in the Issuance Notice below which the Designated Agent shall not sell Shares during the applicable period set forth in the Issuance Notice, which may be adjusted by the Company at any time during the period set forth in the Issuance Notice by delivering written notice of such change to the Designated Agent and which in no event shall be less than $1.00 without the prior written consent of the Designated Agent, which may be withheld in the Designated Agent’s sole discretion.

“Future Designated Preferred Shares” means any shares of Future Designated Preferred Stock issued or issuable pursuant to this Agreement.

“Issuance Amount” means the aggregate Sales Price of the Shares to be sold by the Designated Agent pursuant to any Issuance Notice.

“Issuance Notice” means a written notice delivered to the Designated Agent by the Company in accordance with this Agreement in the form attached hereto as Exhibit A that is executed by its Chief Executive Officer, President or Chief Financial Officer.

“Issuance Notice Date” means any Trading Day during an Agency Period that an Issuance Notice is delivered pursuant to Section 3(b)(i).

“Issuance Price” means the Sales Price less the Selling Commission.

“Maximum Program Amount” means, with respect to a program, the lowest of (i) the number or dollar amount of Shares subject to such program the issuance and sale of which is registered under the effective Registration Statement (defined below), (ii) the number of authorized but unissued shares of the class and/or series of the Shares subject to such program less the number of shares of such class and/or series issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved for issuance from the Company’s authorized capital stock of such class and/or series, (iii) the maximum number or dollar amount of the Shares subject to such program permitted to be sold under Form S-3 (including General Instruction I.B.6 thereof, if applicable), and (iv) the number or dollar amount of the Shares subject to such program for which the Company has filed a Prospectus (defined below).

“Person” means an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind.

4

“Preferred Shares” means the STRF Preferred Shares, the STRC Preferred Shares, the STRK Preferred Shares, the STRD Preferred Shares and, from and after the date of each Additional Program Addendum relating to Future Designated Preferred Shares, the Future Designated Preferred Shares related to such Additional Program Addendum.

“Principal Market” means, as to each program, the Nasdaq Global Select Market or such other national securities exchange on which the Shares subject to such program and any applicable Conversion Shares are then listed.

“Sales Price” means the actual sale execution price of each Share placed by the Designated Agent pursuant to this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Selling Commission” means up to two percent (2.0%) of the gross proceeds of Shares sold pursuant to this Agreement, or as otherwise agreed between the Company and the Designated Agent with respect to any Shares sold pursuant to this Agreement.

“Settlement Date” means the first business day following each Trading Day during the period set forth in the Issuance Notice on which Shares are sold pursuant to this Agreement, when the Company shall deliver to the Designated Agent the amount of Shares sold on such Trading Day and the Designated Agent shall deliver to the Company the Issuance Price received on such sales.

“Shares” means the Common Shares and/or Preferred Shares, as applicable.

“STRC Preferred Shares” means the shares of STRC Preferred Stock issued or issuable pursuant to this Agreement.

“STRD Preferred Shares” means the shares of STRD Preferred Stock issued or issuable pursuant to this Agreement.

“STRF Preferred Shares” means the shares of STRF Preferred Stock issued or issuable pursuant to this Agreement.

“STRK Preferred Shares” means the shares of STRK Preferred Stock issued or issuable pursuant to this Agreement.

“Trading Day” means any day on which the Principal Market is open for trading.

Section 2. Representations And Warranties Of The Company

The Company represents and warrants to, and agrees with, the Agents that as of (1) the date of this Agreement, (2) the date of any Additional Program Addendum, (3) each Issuance Notice Date, (4) each Settlement Date, (5) each Triggering Event Date (as defined below) with respect to which the Company is required to deliver a certificate

5

pursuant to Section 4(p) and (6) as of each Time of Sale (as defined below) (each of the times referenced above is referred to herein as a “Representation Date”), except as may be disclosed in the applicable Prospectus (including any documents incorporated by reference therein and any supplements thereto) on or before a Representation Date:

(a) Registration Statement. The Company has prepared and filed with the Commission an “automatic” shelf registration statement, as defined under Rule 405 of the Securities Act, on Form S-3ASR that contains a base prospectus relating, among other things, to the applicable Shares and any applicable Conversion Shares, and has prepared and filed, or will file, with the Commission, a prospectus supplement to such base prospectus relating to the applicable Shares and any applicable Conversion Shares. Such registration statement registers the issuance and sale by the Company of the applicable Shares and any applicable Conversion Shares under the Securities Act. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable, with respect to the applicable Shares and any applicable Conversion Shares. Except where the context otherwise requires, such registration statement(s), including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, including all financial statements, exhibits and schedules thereto and all documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3ASR under the Securities Act as from time to time amended or supplemented, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be part of such registration statement pursuant to Rule 430B under the Securities Act, is herein referred to as the “Registration Statement,” and, with respect to each program, the prospectus constituting a part of such registration statement(s), together with any prospectus supplement(s) relating to such program filed with the Commission pursuant to Rule 424(b) under the Securities Act, including all documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act, in each case, as from time to time amended or supplemented, is referred to herein as a “Prospectus,” except that if any revised prospectus relating to a program is provided to the Agents by the Company for use in connection with the offering of the Shares or any Conversion Shares pursuant to such program that is not required to be filed by the Company pursuant to Rule 424(b) under the Securities Act, the term “Prospectus” shall, with respect to such program, refer to such revised prospectus from and after the time it is first provided to the Agents for such use. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” As used in this Agreement, the terms “amendment” or “supplement” when applied to the Registration Statement or a Prospectus shall be deemed to include the filing by the Company with the Commission of any document under the Exchange Act after the date hereof that is or is deemed to be incorporated therein by reference.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “stated” or “part of” in the Registration

6

Statement or a Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed under the Securities Act to be a part of or included in the Registration Statement or such Prospectus, as the case may be, as of any specified date; and all references in this Agreement to amendments or supplements to the Registration Statement or a Prospectus shall be deemed to mean and include, without limitation, the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in or otherwise deemed under the Securities Act to be a part of or included in the Registration Statement or such Prospectus, as the case may be, as of any specified date. The Company’s obligations under this Agreement to furnish, provide, deliver or make available (and all other similar references) copies of any report or statement shall be deemed satisfied if the same is filed with the Commission through its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

At the time the Original Registration Statement became effective and at the time the Company’s most recent annual report on Form 10-K was filed with the Commission, if later, the Company was, or will be, a “well known seasoned issuer” as defined in Rule 405 under the Securities Act. The Original Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the Securities Act, and became effective upon filing. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the Company’s use of the automatic shelf registration form. The Company meets the requirements for use of Form S-3 under the Securities Act. During any Agency Period, each time the Company files an annual report on Form 10-K the Company will meet the then-applicable requirements for use of Form S-3 under the Securities Act.

(b) Compliance with Registration Requirements. The Original Registration Statement has become effective under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information with respect to the Original Registration Statement. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The applicable Prospectus when filed complied or will comply in all material respects with the Securities Act and, if filed with the Commission through EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Agents for use in connection with the issuance and sale of the applicable Shares. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective and at each Representation Date, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the date of this Agreement, the applicable Prospectus and any applicable Free Writing Prospectus (as defined below) considered together (collectively, the applicable “Time of Sale Information”) did not contain any

7

untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The applicable Prospectus, as amended or supplemented, as of its date and at each applicable Representation Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the applicable Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to an Agent furnished to the Company in writing by such Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Agents to the Company consists of the information described in Section 6 below. There are no contracts or other documents required to be described in the applicable Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required. The Registration Statement and the offer and sale of the applicable Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said rule.

(c) Ineligible Issuer Status. The Company is not an “ineligible issuer” in connection with the offering of the applicable Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Any applicable Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each applicable Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act including timely filing with the Commission or retention where required and legending, and each such applicable Free Writing Prospectus, as of its issue date and at each applicable Time of Sale through the completion of the issuance and sale of the applicable Shares did not, does not and will not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement or the applicable Prospectus, including any document incorporated by reference therein. Except for the Free Writing Prospectuses, if any, and electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any Free Writing Prospectus.

(d) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the applicable Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, as applicable, and, when read together with the other information in the applicable Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

8

(e) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the applicable Prospectus, at the time they were or hereafter are filed with the Commission, and any applicable Free Writing Prospectus or amendment or supplement thereto complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the applicable Prospectus, at the time the Registration Statement and any amendments thereto become effective and at each applicable Time of Sale, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Statistical and Market-Related Data. The statistical, industry-related and market-related data included or incorporated by reference in each of the Registration Statement and the applicable Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate and such data are consistent with the sources from which they are derived, in each case in all material respects.

(g) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company and its subsidiaries maintain a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that has been designed to comply with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system.

(h) This Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(i) Authorization of the Shares. The applicable Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and, in the case of Preferred Shares as applicable, will have the rights set forth in the applicable Certificate of Designations (as defined below), and the issuance and sale of the applicable Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the applicable Shares.

(j) Certificate of Designations. Solely with respect to an applicable series of Preferred Shares, the execution and filing of the applicable Certificate of Designations has been duly authorized and executed by the Company and the applicable Certificate of Designations has been filed with the Secretary of State of the State of Delaware.

9

(k) Conversion Shares. Solely with respect to an applicable series of Preferred Shares, any Conversion Shares issuable upon conversion of such Preferred Shares have been duly authorized and reserved and, when issued upon conversion of the applicable Preferred Shares in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and the issuance of such Conversion Shares will not be subject to any preemptive or similar rights.

(l) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the applicable offering contemplated by this Agreement, except for such rights as have been duly waived.

(m) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement and the applicable Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the applicable Prospectus: (i) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in (A) the condition, financial or otherwise, or in the earnings, business, properties, operations, operating results, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or (B) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (any such change being referred to herein as a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with their business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, and have not entered into any transactions or agreements that are material to the Company not in the ordinary course of business; and (iii) there has not been any material decrease in the capital stock of the Company or its subsidiaries or any material increase in any short-term or long-term indebtedness of the Company and its subsidiaries, considered as one entity, and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of capital stock, or any repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(n) Independent Accountants. KPMG LLP, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and the applicable Prospectus, is (i) an independent registered public accounting firm as required by the Securities Act, the Exchange Act, and the rules of the Public Company Accounting Oversight Board (“PCAOB”), (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as

10

defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(o) Financial Statements. The financial statements, together with the related schedules and notes, filed with the Commission as a part of the Registration Statement and the applicable Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby, except for any normal year-end adjustments in the Company’s quarterly financial statements. The other financial information included or incorporated by reference in the applicable Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby.

(p) Company’s Accounting System. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the applicable Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(q) Incorporation and Good Standing of the Company. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement and the applicable Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole.

(r) Subsidiaries. Each subsidiary of the Company has been duly incorporated, organized or formed, as applicable, is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction of its incorporation,

11

organization or formation, has the corporate or other business entity power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement and the applicable Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent that such status is applicable and exists under the laws of the jurisdiction in which such entity is organized) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(s) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the applicable Prospectus as of the dates referred to therein. The Common Shares and the Preferred Shares, any Conversion Shares, and the Certificates of Designations relating to the STRK Preferred Shares designating the “8.00% Series A Perpetual Strike Preferred Stock”, the STRF Preferred Shares designating the “10.00% Series A Perpetual Strife Preferred Stock”, the STRD Preferred Shares designating the “10.00% Series A Perpetual Stride Preferred Stock” and the STRC Preferred Shares designating the “Variable Rate Series A Perpetual Stretch Preferred Stock” (and, from and after the date of each Additional Program Addendum relating to Future Designated Preferred Shares, the Future Designated Preferred Shares related to such Additional Program Addendum) and establishing, as applicable, the rights, preferences and entitlements thereof (the “Certificates of Designations”), in each case conform as to legal matters to the descriptions thereof contained in the Registration Statement and the applicable Prospectus. All of the issued and outstanding Common Shares and Preferred Shares, as applicable, have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. None of the outstanding Common Shares and Preferred Shares, as applicable, were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in or contemplated by the Registration Statement and the applicable Prospectus. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement and the applicable Prospectus accurately and fairly in all material respects present the information required to be shown with respect to such plans, arrangements, options and rights.

(t) Stock Exchange Listing. The Common Shares and the Preferred Shares, as applicable, are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and are listed on the Principal Market, and the Company has taken no action designed to, or

12

likely to have the effect of, terminating the registration of the Common Shares or the Preferred Shares, as applicable, under the Exchange Act or delisting the Common Shares or the Preferred Shares, as applicable, from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. An application for the listing of any applicable Conversion Shares shall have been submitted to the Principal Market and the Principal Market shall not have objected to the listing of such Conversion Shares. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market.

(u) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or other constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the indentures governing the Company’s 0.625% Convertible Senior Notes due 2028, 0% Convertible Senior Notes due 2029, 0% Convertible Senior Notes due 2030, 0.625% Convertible Senior Notes due 2030, 0.875% Convertible Senior Notes due 2031 and 2.25% Convertible Senior Notes due 2032), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole. The Company’s execution, delivery and performance of this Agreement, the issuance and delivery of the applicable Shares and consummation of the transactions contemplated hereby and by the applicable Prospectus (A) will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company or any subsidiary, (B) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges, encumbrances or required consents as would not singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole, (C) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary and (D) with respect to the Preferred Shares, as applicable, no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Company of its obligations under this Agreement, the applicable Certificate of Designations and such Preferred Shares, except (i) such as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable securities or Blue Sky laws of the various states in connection with the offer and sale of such Preferred Shares or (ii) for any law or regulation applicable to the filing of the applicable Certificates of Designations with the Secretary of State of the State of Delaware. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice

13

or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(v) No Material Actions or Proceedings. Other than proceedings accurately described in all material respects in each of the Registration Statement and the applicable Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that would result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or, as appliable with respect to the Preferred Shares, the applicable Certificate of Designations and such Preferred Shares or to consummate the transactions contemplated by each of the Registration Statement and the applicable Prospectus or that are required to be described in the Registration Statement or the applicable Prospectus and are not so described.

(w) Intellectual Property Rights. (i) To the Company’s knowledge, the Company and its subsidiaries own, have a valid license or possess sufficient rights to all patents, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names and all other intellectual property and proprietary rights (including all registrations and applications for registration of, and all goodwill associated with, any of the foregoing) (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of their respective businesses as now conducted by them; (ii) the Intellectual Property Rights owned by the Company and its subsidiaries and, to the Company’s knowledge, the Intellectual Property Rights licensed to the Company and its subsidiaries, are valid, subsisting and enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of, or any rights of the Company or any of its subsidiaries in, any such Intellectual Property Rights in any material respect; (iii) neither the Company nor any of its subsidiaries has received any notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole; (iv) to the Company’s knowledge, no Person is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned or controlled by the Company or any of its subsidiaries, other than as would not result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole; (v) to the Company’s knowledge, neither the Company nor any of its subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights of any Person, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be material to the conduct of the business of the Company and its subsidiaries, taken as a whole; (vi) all employees or contractors engaged in the development of Intellectual Property Rights on behalf of the Company or

14

any of its subsidiaries have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the Company or its applicable subsidiary, and to the Company’s knowledge no such agreement has been breached or violated; and (vii) the Company and its subsidiaries use, and have used, commercially reasonable efforts to appropriately maintain the confidentiality of all information intended to be maintained as a trade secret that is material to the conduct of their businesses as currently conducted by them.

(x) All Necessary Permits, etc. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the conduct of their respective businesses as currently conducted, except where the failure to possess or make the same would not, singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole; and except as would not singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization.

(y) Title to Properties. The Company and its subsidiaries own no real property and have valid rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries taken as a whole, in each case, except as disclosed in the applicable Prospectus, free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or would not, singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole.

(z) Tax Law Compliance. The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not, singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which, singly or in the aggregate, has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Change for the Company and its subsidiaries, taken as a whole.

15

(aa) Fast-Pay Stock Compliance. Solely with respect to the Preferred Shares, the Company has made reasonable best efforts to comply and believes that it has complied with the applicable written guidelines previously agreed to by the Company and the Agents with respect to “fast-pay stock” (the “Fast-Pay Stock Guidelines”) (for the avoidance of doubt, the Company may take into account written or oral representations from the financial institutions participating in the Preferred Offerings (as defined below) in determining that it has fulfilled the applicable Fast-Pay Stock Guidelines) and does not believe that the applicable Preferred Shares to be sold pursuant to this Agreement are structured in a manner that causes such Preferred Shares to be treated as “fast-pay stock” within the meaning of Section 1.7701(l)-3(b)(2) of the United States Treasury Regulations.

(bb) Company Not an “Investment Company.” The Company is not, and will not be, either after receipt of payment for the applicable Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement or the applicable Prospectus, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(cc) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are customary in the business in which they are engaged; and neither the Company nor any of its subsidiaries has (i) received written notice from any insurer or agent of such insurer that material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business in all material respects at a cost that would not singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole.

(dd) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Shares or the Preferred Shares, as applicable, or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Common Shares or the Preferred Shares, as applicable, whether to facilitate the sale or resale of the applicable Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M, provided, however, that the Company makes no representation or warranty as to any activities of the Agents.

(ee) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person

16

required to be described in the Registration Statement or the applicable Prospectus which have not been described as required.

(ff) FINRA Matters. All of the information provided to the Agents or to counsel for the Agents by the Company, and, to the Company’s knowledge, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company, for the preparation of any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules in connection with the offering of the applicable Shares is true, complete and correct in all material respects. The Company is an “experienced issuer” as defined in FINRA Corporate Financing Rule 5110.

(gg) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries or affiliates, or any director or officer thereof, nor, to the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement and the applicable Prospectus.

(hh) Compliance with Environmental Laws. The Company and each of its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole.

(ii) Costs of Environmental Compliance. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole.

(jj) Open Source Software. (i)The Company and its subsidiaries use and have used any and all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Software”) in material compliance with all license terms applicable to such Open Source Software; and (ii) neither the Company nor any of its subsidiaries uses or distributes or has used or distributed any Open Source

17

Software in any manner that requires or has required (A) the Company or any of its subsidiaries to permit reverse engineering of any software code or other technology owned by the Company or any of its subsidiaries material to the conduct of their businesses as currently conducted by them or (B) any software code or other technology owned by the Company or any of its subsidiaries material to the conduct of their businesses as currently conducted by them to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.

(kk) Brokers. Except as otherwise disclosed in the applicable Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(ll) No Outstanding Loans or Other Extensions of Credit. The Company does not have any outstanding extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act.

(mm) Compliance with Laws. The Company and its subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(nn) Dividend Restrictions. No subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

(oo) Anti-Corruption and Anti-Bribery Laws. None of the Company or any of its subsidiaries or affiliates, or any director or officer thereof, or, to the Company’s knowledge, any employee, agent or representative of the Company or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws. The Company and each of its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein. Neither the Company nor any of its subsidiaries will use,

18

directly or indirectly, the proceeds of the applicable offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(pp) Money Laundering Laws. (i) The operations of the Company and each of its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and each of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), (ii) no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened and (iii) the Company and each of its subsidiaries have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with Anti-Money Laundering Laws and with the representations and warranties contained herein.

(qq) Sanctions. (i) None of the Company, any of its subsidiaries, or any director or officer thereof, or, to the Company’s knowledge, any employee, agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: (A) the subject of any sanctions administered or enforced by the United States Government (including the United States Department of Treasury’s Office of Foreign Assets Control and the United States Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea and Syria); (ii) the Company will not, directly or indirectly, use the proceeds of the applicable offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the applicable offering, whether as underwriter, advisor, investor or otherwise); (iii) since April 24, 2019, the Company and each of its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions; (iv) the Company and each of its subsidiaries and affiliates have instituted and maintained and will continue to

19

maintain policies and procedures reasonably designed to promote and achieve compliance with Sanctions and with the representations and warranties contained herein.

(rr) Outbound Investment Security Program. Neither the Company nor any of its subsidiaries is a “covered foreign person”, as that term is defined in 31 C.F.R. § 850.209. Neither the Company nor any of its subsidiaries currently engages, or has plans to engage, directly or indirectly, in a “covered activity”, as that term is defined in 31 C.F.R. § 850.208 (“Covered Activity”). The Company does not have any joint venture that engages in or plans to engage in any Covered Activity. The Company also does not, directly or indirectly, hold a board seat on, have a voting or equity interest in, or have any contractual power to direct or cause the direction of the management or policies of any person or persons that engages or plans to engage in any Covered Activity.

(ss) Sarbanes-Oxley. The Company is in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(tt) Duties, Transfer Taxes, Etc. No stamp or other issuance or transfer taxes or duties are payable by the Agents in the United States or any political subdivision or taxing authority thereof or therein in connection with the execution, delivery or performance of this Agreement by the Company or the sale and delivery by the Company of the applicable Shares.

(uu) Cybersecurity. The Company and its subsidiaries have taken commercially reasonable technical and organizational measures necessary to protect the respective information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, technology, data and databases (including Personal Data (as defined below) and the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by or on behalf of the Company and its subsidiaries) used in connection with the operation of the Company’s and its subsidiaries’ respective businesses (“IT Systems and Data”), and such IT Systems and Data are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Without limiting the foregoing, the Company and its subsidiaries have used commercially reasonable efforts to establish and maintain, and have established, maintained, implemented and complied, in all material respects, with reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans, consistent with industry standards and practices, that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any IT Systems and Data (“Breach”). There has been no such Breach, and the Company and its subsidiaries have not been notified of and have no knowledge of any event or condition that would reasonably be expected to

20

result in, any such Breach that would result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole.

(vv) Compliance with Data Privacy Laws. (i) The Company and each of its subsidiaries have complied and are presently in compliance in all material respects with all internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Company or any of its subsidiaries of personal, personally identifiable, household, sensitive, confidential or regulated data or information (“Data Security Obligations”, and such data and information, “Personal Data”); (ii) the Company and its subsidiaries have not received any notification of or complaint regarding and are unaware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Data Security Obligation by the Company or any of its subsidiaries; and (iii) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the Company’s knowledge, threatened alleging non-compliance with any Data Security Obligation by the Company or any of its subsidiaries.

(ww) Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not singly or in the aggregate, result in a Material Adverse Change for the Company and its subsidiaries, taken as a whole.

(xx) Other Agreements. The Company is not a party to any agreement with an agent or underwriter for any other “at the market” or continuous equity transaction with respect to the Shares that are the subject of the applicable program.

Any certificate signed by any officer or representative of the Company or any of its subsidiaries and delivered to the Agents or counsel for the Agents in connection with an issuance of Shares shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby on the date of such certificate.

The Company acknowledges that the Agents and, for purposes of the opinions to be delivered pursuant to Section 4(p) hereof, counsel to the Company and counsel to the Agents, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 3. Issuance And Sale Of Shares.

(a) Sale of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Agents agree that the Company may from time to time seek to sell Shares through the Agent named in the applicable Issuance Notice, acting as sales agent,

21

or directly to an Agent, acting as principal (either such agent, the “Designated Agent”), as follows, with an aggregate Sales Price for the specified program of up to the applicable Maximum Program Amount, based on and in accordance with Issuance Notices as the Company may deliver, during an Agency Period. The Company acknowledges and agrees that sales of Shares under this Agreement may be made through affiliates of the Agents, and that the Agents may otherwise fulfill their obligations pursuant to this Agreement to or through an affiliated broker-dealer of such Agent. Each Agent acknowledges and agrees that the sale of Shares under this Agreement through an affiliate of such Agent in no way alleviates such Agent of its responsibilities under this Agreement and that it shall be responsible for the actions of its affiliates as if such actions were the actions of such Agent itself.

(b) Mechanics of Issuances.

(i) Issuance Notice. Upon the terms and subject to the conditions set forth herein, on any Trading Day during the applicable Agency Period on which the conditions set forth in Section 5(a) and Section 5(b) shall have been satisfied, the Company may exercise its right to request an issuance of Shares by delivering to the Designated Agent an Issuance Notice for a given program; provided, however, that (A) in no event may the Company deliver an Issuance Notice for a given program to the extent that the sum of (x) the aggregate Sales Price of the requested Issuance Amount, plus (y) the aggregate Sales Price of all Shares issued under all previous Issuance Notices for such program effected pursuant to this Agreement, would exceed the applicable Maximum Program Amount; (B) for a given program prior to delivery of any Issuance Notice, the period set forth for any previous Issuance Notice for such program shall have expired or been terminated; (C) for a given program any sales of the Shares subject to such program shall be effected by or through the Designated Agent on any single given day and the Company shall in no event request that more than one Agent offer or sell the Shares for a given program pursuant to this Agreement on the same day; provided, however, that such limitation and prohibition shall not apply to or prohibit the Company from appointing a second Designated Agent to offer and sell Shares for a given program pursuant to this Agreement on such same day so long as such second Designated Agent’s participation in such program on such day is limited to executing a block sale transaction after 4:00 p.m. New York City time on such day; (D) upon receipt of any Issuance Notice with respect to Preferred Shares, the Designated Agent shall promptly confirm in writing to the Company (as well as counsel to the Company and the Agents) that any sales contemplated by the Issuance Notice will comply with the applicable Fast-Pay Stock Guidelines; and (E) the Designated Agent may decline to accept the terms contained in the Issuance Notice for any reason, in its sole discretion, which shall not be deemed a breach by the Designated Agent under this Agreement. An Issuance Notice shall be considered delivered on the Trading Day that it is received by e-mail to the persons set forth in Schedule A hereto for the applicable Agent and confirmed by the Company by

22

telephone (including a voicemail message to the persons so identified), with the understanding that, with adequate prior written notice, each Agent may modify the list of such persons for such Agent from time to time. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this Section 3(b)(i) on the aggregate Sales Price and aggregate number of Shares that may be issued and sold for a given program under this Agreement from time to time shall be the sole responsibility of the Company, and that the Agents shall have no obligation in connection with such compliance.

(ii) Agent Efforts. Upon the terms and subject to the conditions set forth in this Agreement, upon the receipt of an Issuance Notice, the Designated Agent will use its commercially reasonable efforts consistent with its normal sales and trading practices to place the Shares with respect to which the Designated Agent has agreed to act as sales agent, subject to, and in accordance with the information specified in, the Issuance Notice, unless the sale of the Shares described therein has been suspended, cancelled or otherwise terminated in accordance with the terms of this Agreement. For the avoidance of doubt, the Company and the Designated Agent may modify an Issuance Notice at any time provided they both agree in writing to any such modification.

(iii) Method of Offer and Sale. The Shares may be offered and sold (A) in privately negotiated transactions with the consent of the Company; (B) as block transactions; or (C) by any other method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, including sales made directly on the applicable Principal Market or sales made into any other existing trading market of the applicable Shares. In the event the Company engages an Agent for a sale of Shares for a given program in an agency transaction that would constitute a “block” within the meaning of Rule 10b-18(a)(5) under the Exchange Act, the Company will provide such Agent, at the Agent’s request and upon reasonable advance notice to the Company, on or prior to the Settlement Date, the opinions of counsel, accountant’s letter and officers’ certificates set forth in Section 4 hereof, each dated the Settlement Date, and such other documents and information as the Agent shall reasonably request. Nothing in this Agreement shall be deemed to require any party to agree to the method of offer and sale specified in the first sentence of this paragraph, and (except as specified in clauses (A) and (B) above) the method of placement of any Shares by the Designated Agent shall be at the Designated Agent’s discretion.

(iv) Confirmation to the Company. If acting as sales agent hereunder, the Designated Agent will provide written confirmation to the Company no later than the opening of the Trading Day next following the Trading Day on which it has placed Shares hereunder setting forth the number of Shares sold on such Trading Day, the corresponding Sales Price and the Issuance Price payable to the Company in respect thereof.

(v) Settlement. Each issuance of Shares will be settled on the applicable Settlement Date for such issuance of Shares and, subject to the provisions of Section 5, on or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Shares being sold by crediting the Designated Agent

23

or its designee’s account at The Depository Trust Company through its Deposit/Withdrawal At Custodian (DWAC) System, or by such other means of delivery as may be mutually agreed upon by the Company and the applicable Designated Agent and, upon receipt of such Shares, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, the Designated Agent will deliver, by wire transfer of immediately available funds, the related Issuance Price in same day funds delivered to an account designated by the Company prior to the Settlement Date. The Company may sell Shares to the Designated Agent as principal at a price agreed upon between the Company and the Designated Agent at each relevant time Shares are sold pursuant to this Agreement (each, a “Time of Sale”).

(vi) Suspension or Termination of Sales. Consistent with standard market settlement practices, the Company or the Designated Agent may, upon notice to the other party hereto in writing or by telephone (confirmed immediately by verifiable email), suspend any sale of Shares, and the period set forth in an Issuance Notice shall immediately terminate; provided, however, that (A) such suspension and termination shall not affect or impair either party’s obligations with respect to any Shares placed or sold hereunder prior to the receipt of such notice; (B) if the Company suspends or terminates any sale of Shares after the Designated Agent confirms such sale to the Company, the Company shall still be obligated to comply with Section 3(b)(v) with respect to such Shares; and (C) if the Company defaults in its obligation to deliver Shares on a Settlement Date, the Company agrees that it will hold the Designated Agent harmless against any loss, claim, damage or expense (including, without limitation, penalties, interest and reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company. The parties hereto acknowledge and agree that, in performing their respective obligations with respect to a given program under this Agreement, the Agents may borrow Common Shares or Preferred Shares, as applicable, from stock lenders in the event that the Company has not delivered Shares to settle sales as required by subsection (v) above, and may use the Shares to settle or close out such borrowings. The Company agrees that no such notice shall be effective against the Designated Agent unless it is made to the persons identified in writing by the Designated Agent pursuant to Section 3(b)(i).

(vii) No Guarantee of Placement, Etc. The Company acknowledges and agrees that (A) there can be no assurance that the Designated Agent will be successful in placing Shares; (B) the Designated Agent will incur no liability or obligation to the Company or any other Person if it does not sell Shares; and (C) the Designated Agent shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by the Designated Agent and the Company.

(viii) Material Non-Public Information. Notwithstanding any other provision of this Agreement, the Company shall not offer, sell or deliver, or request the offer or sale, of any Shares pursuant to this Agreement and, by notice to the Agents given by telephone (confirmed promptly by email), shall cancel any instructions for the placement, offer or sale of any Shares, and the Agents shall not be obligated to place, offer or sell any Shares, (i) during any period in which the Company is in possession of

24

material non-public information, or (ii) at any time from and including the date on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (an “Earnings Announcement”) through and including the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement unless the Company has filed a Form 8-K in a manner such that the information in the Earnings Announcement is incorporated by reference into the Registration Statement and the applicable Prospectus.

(c) Fees. As compensation for services rendered, the Company shall pay to the Designated Agent, on the applicable Settlement Date, the Selling Commission for the applicable Issuance Amount (including with respect to any suspended or terminated sale pursuant to Section 3(b)(vi)) by the Designated Agent deducting the Selling Commission from the applicable Issuance Amount.

(d) Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Shares; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Agents; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Prospectuses, any Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company, the Certificates of Designations, as applicable, and all amendments and supplements to the foregoing, and this Agreement; (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Agents in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Agents, preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper”, and any supplements thereto, advising the Agents of such qualifications, registrations, determinations and exemptions; (vii) the reasonable and documented fees and disbursements of the Agents’ counsel, including the reasonable and documented fees and expenses of counsel for the Agents in connection with, FINRA review, if any, and approval of the Agents’ participation in the offerings and distribution of the Shares; (viii) the filing fees incident to FINRA review, if any; (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offerings of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses

25

of the representatives, employees and officers of the Company and of the Agents and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show; and (x) the fees and expenses associated with listing the Shares and the Conversion Shares on the Principal Market. The fees and disbursements of Agents’ counsel pursuant to subsections (vi) and (vii) above shall not exceed (A) $75,000 in connection with the execution of this Agreement and (B) $15,000 in connection with each Triggering Event Date (as defined below) on which the Company is required to provide a certificate pursuant to Section 4(p).

(e) Fast-Pay Stock. In connection with any offerings of Preferred Shares (for this purpose, including (i) each sale of Preferred Shares pursuant to this Agreement; (ii) each future sale of the Preferred Shares of any program pursuant to any future at-the-market sales program or otherwise and (iii) any Preferred Shares acquired and then resold by the Company or any of its subsidiaries) (each, a “Preferred Offering”), the Company will use its reasonable best efforts (which shall include obtaining advice from a qualified external tax advisor) to cause the applicable Preferred Shares to be structured in a manner that is intended to cause such Preferred Shares not to be treated as “fast-pay stock” within the meaning of Section 1.7701(l)-3(b)(2) of the United States Treasury Regulations. For the avoidance of doubt, fulfilling the applicable Fast-Pay Stock Guidelines will be deemed sufficient to meet the Company’s obligations under this provision. The Company and the Agents further agree and acknowledge that the Company may take into account written or oral representations from one or more nationally recognized financial institutions participating in such Preferred Offering in determining that it has fulfilled the applicable Fast-Pay Stock Guidelines.

If the Company makes any filing (including a protective filing) (the “Filing”) pursuant to Section 1.6011-4 of the United States Treasury Regulations (or any successor or similar or related regulation, including similar state or local tax regulations) to the effect that it has (or may have, in the case of a protective Filing) issued “fast-pay stock” with respect to any Preferred Stock sold by the Company in Preferred Offerings, the Company shall (A) announce such Filing by, at the Company’s option, (i) a press release through a major news service, (ii) publication on the Company’s investor relations website, or (iii) filing a Current Report on Form 8-K with the Securities and Exchange Commission (or provide similar notice to holders of Common Stock or Preferred Stock), in each case, within four business days of the Filing and (B) use reasonable best efforts to promptly provide written advance notice (and in any event no later than 10 business days in advance of the Filing) to any potential “material advisors” (within the meaning of Section 6111 of the United States Internal Revenue Code of 1986, as amended) in connection with the Filing. The Company further agrees and covenants that if the Company receives any notice of any governmental audit, assessment, claim, examination or other governmental inquiry relating to the tax treatment of any Preferred Stock sold by the Company in Preferred Offerings being “fast-pay stock” (a “Tax Claim”) it shall use reasonable best efforts to promptly provide written notice to the Agents and any potential “material advisors”

26

(within the meaning of Section 6111 of the United States Internal Revenue Code of 1986, as amended) in connection with such Tax Claim.

Section 4. Additional Covenants

The Company covenants and agrees with the Agents as follows, in addition to any other covenants and agreements made elsewhere in this Agreement:

(a) Exchange Act Compliance. During any Agency Period, the Company shall (i) file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act; and (ii) either (A) include in its quarterly reports on Form 10-Q and its annual reports on Form 10-K, a summary detailing, for the relevant reporting period, (1) the number and type of Shares sold through the Agents pursuant to this Agreement and (2) the net proceeds received by the Company from such sales or (B) prepare a prospectus supplement containing, or include in such other filing permitted by the Securities Act or Exchange Act (each an “Interim Prospectus Supplement”), such summary information and, at least once a quarter and subject to this Section 4, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rule 430B under the Securities Act).

(b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Agents in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission relating to the Registration Statement or any Prospectus; (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Prospectus or any filing or first use of any Free Writing Prospectus; (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any Prospectus or of any order preventing or suspending the use of any Free Writing Prospectus or any Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Shares or such Preferred Shares, as applicable, from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its commercially reasonable efforts to obtain the lifting of such order as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b) and Rule 433, as applicable, under the Securities Act and will use its commercially reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 were filed in a timely manner with the Commission.

(c) Amendments and Supplements to a Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement a Prospectus so that such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the

27

statements therein, in the light of the circumstances when such Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Agents or counsel for the Agents it is otherwise necessary to amend or supplement a Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Section 4(d) and Section 4(f)) to promptly prepare, file with the Commission and furnish at its own expense to the Agents, amendments or supplements to such Prospectus (including by filing a document incorporated by reference therein) so that the statements in such Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when such Prospectus is delivered to a purchaser, not be misleading or so that such Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act. Neither the Agents’ consent to, or delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 4(d) and Section 4(f). Notwithstanding the foregoing, the Company shall not be required to file such amendment or supplement if there is no outstanding applicable Issuance Notice and the Company believes that it is in its best interest not to file such amendment or supplement; provided, however, the Company agrees not to provide an applicable Issuance Notice or otherwise sell applicable Shares under this Agreement until such amendment or supplement is filed.

(d) Agents’ Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Registration Statement (excluding (i) the filing under the Exchange Act of documents incorporated by reference into the Registration Statement that either (A) do not name the Agents and do not relate to the transactions contemplated by this Agreement or (B) include disclosure naming the Agents and regarding the transactions contemplated by this Agreement that is limited to disclosure of periodic sales pursuant to this Agreement, and (ii) amendments or supplements that do not name the Agents and do not relate to the transactions contemplated by this Agreement) or a Prospectus (excluding any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Agents for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement without the Agents’ prior consent, which shall not be unreasonably withheld, conditioned or delayed. The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(e) Use of Free Writing Prospectus. Neither the Company nor any Agent has prepared, used, referred to or distributed, or will prepare, use, refer to or distribute, without the other party’s prior written consent for the first use of, any “written communication” that constitutes a “free writing prospectus” as such terms are defined in Rule 405 under the Securities Act with respect to any offering contemplated by this Agreement (any such free writing prospectus being referred to herein as a “Free Writing Prospectus”).

(f) Free Writing Prospectuses The Company shall furnish to the Agents for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed Free Writing Prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and the Company shall not file, use or refer to any proposed Free Writing Prospectus or any amendment or supplement thereto without the Agents’ consent, which shall not be unreasonably withheld, conditioned or delayed. The Company shall furnish to the Agents, without charge, as many copies of any Free Writing Prospectus prepared by or on behalf of, or used by the Company, as the Agents may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of Shares (but in any event if at any time through and including the date of this Agreement) there occurred or occurs an event or development as a result of which any Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such Free Writing Prospectus to eliminate or correct such conflict or so that the statements in such Free Writing Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such Free Writing Prospectus, the Company shall furnish to the Agents for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented Free Writing Prospectus and the Company shall not file, use or refer to any such amended or supplemented Free Writing Prospectus without the Agents’ consent, which shall not be unreasonably withheld, conditioned or delayed.

28

(g) Filing of Agent Free Writing Prospectuses. The Company shall not take any action that would result in the Agents or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a Free Writing Prospectus prepared by or on behalf of the Agents that the Agents otherwise would not have been required to file thereunder.

(h) Copies of Registration Statement and Prospectus. After the date of this Agreement through the last time that a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of Shares, the Company agrees to furnish the Agents with copies (which may be electronic copies) of the Registration Statement and each amendment thereto, and with copies of each Prospectus and each amendment or supplement thereto in the form in which it is filed with the Commission pursuant to the Securities Act or Rule 424(b) under the Securities Act, both in such quantities as the Agents may reasonably request from time to time; and, if the delivery of a prospectus is required under the Securities Act or under the blue sky or securities laws of any jurisdiction at any time on or prior to the applicable Settlement Date for any period set forth in an Issuance Notice in connection with an offering or sale of Shares and if at such time any event has occurred as a result of which the applicable Prospectus as then amended or supplemented would include an

29

untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it is necessary during such same period to amend or supplement a Prospectus or to file under the Exchange Act any document incorporated by reference in a Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Agents and to request that the Agents suspend offers to sell such Shares (and, if so notified, the Agents shall cease such offers as soon as practicable); and if the Company decides to amend or supplement the Registration Statement or a Prospectus as then amended or supplemented, to advise the Agents promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or such Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period any Agent is required to deliver a prospectus in respect of transactions in the Shares, the Company shall promptly prepare and file with the Commission such an amendment or supplement.

(i) Blue Sky Compliance. The Company shall cooperate with the Agents and counsel for the Agents to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Agents, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or as a dealer of securities or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Agents promptly of the suspension of the qualification or registration of (or any such exemption relating to) any Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof as soon as practicable.

(j) Earnings Statement. As soon as reasonably practicable, the Company will make generally available to its security holders and to the Agents an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(k) Beneficial Owners. The Company will deliver to each Agent (or its agent), upon the request of each Agent, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Company undertakes to provide such additional supporting documentation as each Agent may reasonably request in connection with the verification of the foregoing Certification.

30

(l) Listing; Reservation of Shares. (a) The Company will maintain the listing of the Shares under each program on the applicable Principal Market; (b) the Company will reserve and keep available at all times, free of preemptive rights, Shares for the purpose of enabling the Company to satisfy its obligations pursuant to an outstanding Issuance Notice under this Agreement; and (c) the Company will (i) use reasonable best efforts to effect and maintain the listing of any Conversion Shares on the applicable Principal Market, and (ii) reserve and keep available for so long as any Preferred Shares convertible into Conversion Shares are outstanding, free of preemptive rights, the applicable Conversion Shares.

(m) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for each class and/or series of the Shares.

(n) Due Diligence. During the term of this Agreement, the Company will reasonably cooperate with any reasonable due diligence review conducted by the Agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during normal business hours and at the Company’s principal offices or virtually, as the Agents may reasonably request from time to time.

(o) Representations and Warranties. The Company acknowledges that each delivery of an Issuance Notice and each delivery of Shares on a Settlement Date shall be deemed to be (i) an affirmation to the Agents that the applicable representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such Issuance Notice or of such Settlement Date, as the case may be, as though made at and as of each such date, except as may be disclosed in the applicable Prospectus (including any documents incorporated by reference therein and any supplements thereto); and (ii) an undertaking that the Company will advise the Agents if any of such representations and warranties will not be true and correct as of the Settlement Date for the Shares relating to such Issuance Notice, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the applicable Prospectus as amended and supplemented relating to such Shares).

(p) Deliverables at Triggering Event Dates; Certificates. The Company agrees that on or prior to the date of the first Issuance Notice and, during the term of this Agreement after the date of the first Issuance Notice, upon: (A) the filing of a Prospectus or the amendment or supplement of any Registration Statement or Prospectus (other than a prospectus supplement relating solely to an offering of securities other than the Shares or a prospectus filed pursuant to Section 4(a)(ii)(B)), by means of a post-effective amendment, sticker or supplement, but not by means of incorporation of documents by reference into the Registration Statement or such Prospectus; (B) the filing with the Commission of an annual report on Form 10-K or a quarterly report on Form 10-Q (including any Form 10-K/A or Form 10-Q/A containing amended financial information or a material amendment to the previously filed annual report on Form 10-K or quarterly report on Form 10-Q), in each case, of the Company; or (C) the filing with the Commission of a current report on Form 8-K of the Company containing amended

31

financial information or that incorporates by reference into the Registration Statement and the applicable Prospectus the information contained in an Earnings Announcement as contemplated by clause (ii) of Section 3(b)(viii) (other than information (1) “furnished” pursuant to Item 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144 or (2) solely related to the acquisition of bitcoin) that is material to the applicable offering of securities of the Company in the Agents’ reasonable discretion (any such event specified in clause (A), (B) or (C), a “Triggering Event Date”), the Company shall furnish the Agents (but in the case of clause (C) above only if any Agent reasonably determines that the information contained in such current report on Form 8-K of the Company is material) with a certificate as of the Triggering Event Date, in the form and substance satisfactory to the Agents and their counsel, substantially similar to the form previously provided to the Agents and their counsel, modified, as necessary, to relate to the Registration Statement and the applicable Prospectus as amended or supplemented, (A) confirming that the applicable representations and warranties of the Company contained in this Agreement are true and correct, (B) confirming that the Company has performed all of its applicable obligations hereunder to be performed on or prior to the date of such certificate and as to the matters set forth in Section 5(a)(iii) hereof, and (C) containing any other certification that any Agent shall reasonably request. The requirement to provide a certificate under this Section 4(p) shall be waived for any Triggering Event Date occurring at a time when no Issuance Notice for any program is pending or a suspension is in effect, which waiver shall continue until the earlier to occur of the date the Company delivers instructions for the sale of Shares hereunder (which for such calendar quarter shall be considered a Triggering Event Date) and the next occurring Triggering Event Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares for any program following a Triggering Event Date when a suspension was in effect and did not provide the Agents with a certificate under this Section 4(p), then before the Company delivers the instructions for the sale of Shares or the Designated Agent sells any Shares pursuant to such instructions, the Company shall provide the Agents with a certificate in conformity with this Section 4(p) dated as of the date that the instructions for the sale of Shares are issued.

(q) Legal Opinions. On or prior to the date of the first Issuance Notice and within two (2) Trading Days of each Triggering Event Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 4(p) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause to be furnished to the Agents a written legal opinion and a negative assurance letter of Wilmer Cutler Pickering Hale and Dorr LLP, Latham & Watkins LLP or such other outside counsel to the Company reasonably satisfactory to the Agents, and a negative assurance letter and a written legal opinion of Davis Polk & Wardwell LLP, counsel to the Agents, each dated the date of delivery, in each case in form and substance reasonably satisfactory to the Agents and their counsel, substantially similar to the forms previously provided to the Agents and their counsel, modified, as necessary, to relate to the Registration Statement and the Prospectuses as then amended or supplemented; provided that the Company shall be required to furnish no more than one opinion from each such

32

counsel per each filing of an annual report on Form 10-K or quarterly report on Form 10-Q. In lieu of such opinions for subsequent periodic filings, in the discretion of the Agents, the Company may furnish a reliance letter from such counsel to the Agents, permitting the Agents to rely on a previously delivered opinion letter, modified as appropriate for any passage of time or Triggering Event Date (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectuses as amended or supplemented as of such Triggering Event Date).

(r) Comfort Letter. On or prior to the date of the first Issuance Notice and within two (2) Trading Days of each Triggering Event Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 4(p) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause KPMG LLP, the independent registered public accounting firm who has audited the financial statements included or incorporated by reference in the Registration Statement, to furnish the Agents a comfort letter, dated the date of delivery, in form and substance reasonably satisfactory to the Agents and their counsel, substantially similar to the form previously provided to the Agents and their counsel; provided, however, that any such comfort letter will only be required on the Triggering Event Date specified to the extent that it contains financial statements filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into a Prospectus. At any time when an Issuance Notice is outstanding and no suspension thereto is in effect, if requested by the Agents, the Company shall also cause a comfort letter to be furnished to the Agents within ten (10) Trading Days of the date of occurrence of any material transaction or event requiring the filing of a current report on Form 8-K containing material amended financial information of the Company, including the restatement of the Company’s financial statements. Notwithstanding the foregoing, the Company shall be required to furnish no more than one comfort letter hereunder per each filing of an annual report on Form 10-K or a quarterly report on Form 10-Q; provided, however, that if the Company files any amendment to such annual report on Form 10-K or a quarterly report on Form 10-Q, as applicable, or a current report on Form 8-K that in any of such cases requires the filing of any material financial information, the Company shall be required to furnish one or more comfort letters, as applicable, pursuant to the terms of this section.

(s) Certificate of the Chief Financial Officer. On or prior to the date of the first Issuance Notice and within two (2) Trading Days of each Triggering Event Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 4(p) for which no waiver is applicable and excluding the date of this Agreement, the Company shall furnish the Agents a certificate signed by the Chief Financial Officer of the Company, dated the date of delivery, in form and substance reasonably satisfactory to the Agents; provided, however, that any such certificate will only be required on the Triggering Event Date specified to the extent that it contains financial statements filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into a Prospectus.

(t) Secretary’s Certificate. On or prior to the date of the first Issuance Notice and within two (2) Trading Days of each Triggering Event Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 4(p) for which no waiver

33

is applicable, the Company shall furnish the Agents a certificate executed by the Secretary of the Company, signing in such capacity, dated the date of delivery (i) certifying that attached thereto are true and complete copies of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance of the Shares pursuant to this Agreement), which authorization shall be in full force and effect on and as of the date of such certificate, (ii) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed this Agreement for or on behalf of the Company, and (iii) containing any other certification that the Agents shall reasonably request.

(u) Agents’ Own Account; Clients’ Account. The Company consents to each Agent trading, in compliance with applicable law, in the Common Shares and the Preferred Shares, as applicable, for the Agents’ own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(v) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(w) Market Activities. The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M. If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Agents (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply. The Company shall promptly notify the Agents if the Common Shares or any of the Preferred Shares, as applicable, no longer constitute “excepted securities” as defined in Section (c) of Rule 101 of Regulation M.

(x) Notice of Other Sale. Without the written consent of the applicable Designated Agent for the Common Shares or any series of Preferred Shares, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any shares of Common Stock or of such series of Preferred Stock, as applicable, or securities convertible into or exchangeable for shares of Common Stock or of such series of Preferred Stock, as applicable (other than Shares hereunder), warrants or any rights to purchase or acquire shares of Common Stock or of such series of Preferred Stock, as applicable, or effect a reverse stock split, recapitalization, share consolidation, reclassification or similar transaction affecting the outstanding shares of Common Stock or of such series of Preferred Stock, as applicable, during the period beginning on the third Trading Day immediately prior to the date on

34

which any Issuance Notice in respect of the Common Shares or such series of Preferred Shares, as applicable, is delivered to the applicable Designated Agent hereunder and ending on the earlier of (A) the third Trading Day immediately following the Settlement Date with respect to the Shares sold pursuant to such Issuance Notice and (B) the date such Issuance Notice is cancelled if no Shares have been sold pursuant to such Issuance Notice (and assuming no other Issuance Notices are then active with respect to such program hereunder); and prior to the termination of this Agreement will not directly or indirectly enter into any other “at the market” or continuous equity transaction to offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of (i) any shares of Common Stock or of such series of Preferred Stock, as applicable (other than the Shares offered pursuant to this Agreement), (ii) securities convertible into or exchangeable for shares of Common Stock or of such series of Preferred Stock, as applicable (other than Conversion Shares in respect of Shares offered pursuant to this Agreement), or (iii) warrants or any rights to purchase or acquire, shares of Common Stock or of such series of Preferred Stock, as applicable (other than Conversion Shares in respect of Shares offered pursuant to this Agreement).

Section 5. Conditions To Delivery Of Issuance Notices And To Settlement

(a) Conditions Precedent to the Right of the Company to Deliver an Issuance Notice and the Obligation of the Agents to Sell Shares. The right of the Company to deliver an Issuance Notice hereunder is subject to the satisfaction, on the date of delivery of such Issuance Notice, and the obligation of the applicable Designated Agent to use its commercially reasonable efforts to place the applicable Shares during the applicable period set forth in the Issuance Notice is subject to the satisfaction, on each Trading Day during the applicable period set forth in the Issuance Notice, of each of the following conditions:

(i) Accuracy of the Company’s Representations and Warranties; Performance by the Company. The Company shall have delivered the certificate required to be delivered pursuant to Section 4(p) on or before the date on which delivery of such certificate is required pursuant to Section 4(p). The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such date, including, but not limited to, the covenants contained in Section 4(q), Section 4(r), Section 4(s) and Section 4(t).

(ii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits or directly and materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

35

(iii) Material Adverse Changes. Except as disclosed in the applicable Prospectus and the applicable Time of Sale Information, (a) in the judgment of the Agents there shall not have occurred any Material Adverse Change; and (b) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(iv) No Suspension of Trading in or Delisting of Common Shares and/or Preferred Shares, as applicable; Other Events. With respect to a given program, the trading of the Common Shares or such series of Preferred Shares, as applicable (including without limitation the applicable Shares), shall not have been suspended by the Commission, the Principal Market or FINRA and such Common Shares or such series of Preferred Shares, as applicable (including without limitation the applicable Shares), shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. There shall not have occurred (and be continuing in the case of occurrences under clauses (i) and (ii) below) any of the following: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Principal Market or trading in securities generally on the Principal Market shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any federal or New York authorities; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the applicable Designated Agent is material and adverse and makes it impracticable to market the applicable Shares in the manner and on the terms described in the applicable Prospectus or to enforce contracts for the sale of securities.

(b) Documents Required to be Delivered on each Issuance Notice Date. The Designated Agent’s obligation to use its commercially reasonable efforts to place the applicable Shares hereunder shall additionally be conditioned upon the delivery to the Designated Agent on or before the Issuance Notice Date of a certificate in form and substance reasonably satisfactory to the Designated Agent, executed by the Chief Executive Officer, President or Chief Financial Officer of the Company, to the effect that all conditions to the delivery of such Issuance Notice shall have been satisfied as at the date of such certificate (which certificate shall not be required if the foregoing representations shall be set forth in the Issuance Notice or the certificate described in Section 4(p)).

(c) No Misstatement or Material Omission. The Agents shall not have advised the Company that the Registration Statement, the applicable Prospectus or the applicable Time of Sale Information, or any amendment or supplement thereto, contains an untrue statement of fact that in the Agents’ reasonable opinion is material, or omits to state a fact

36

that in the Agents’ reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

Section 6. Indemnification And Contribution

(a) Indemnification of the Agents. The Company agrees to indemnify and hold harmless each Agent, each Agent’s directors, officers, members, partners, affiliates, agents and employees, and each person, if any, who controls such Agent within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Agent or such director, officer, partner, affiliate, agent, employee or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any applicable Free Writing Prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the applicable Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse the applicable Agent and each such director, officer, member, partner, affiliate, agent, employee and controlling person for any and all reasonable and documented expenses (including the reasonable and documented fees and disbursements of counsel chosen by the applicable Agent) as such expenses are reasonably incurred by the applicable Agent or such director, officer, member, partner, affiliate, agent, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use in the Registration Statement, any such Free Writing Prospectus or such Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by such Agent to the Company consists of the information set forth in subsection (b) below. The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Directors and Officers. Each Agent, severally but not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if

37

any, who controls the Company within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation), insofar as such loss, claim, damage, liability or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any applicable Free Writing Prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the applicable Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, for each of (i) and (ii) above, only to the extent arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use in the Registration Statement, any such Free Writing Prospectus, or the applicable Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by such Agent to the Company consists of the information set forth in the first sentence of the tenth paragraph under the caption “Plan of Distribution” in the base prospectus supplement of the applicable Prospectus, and to reimburse the Company and each such director, officer and controlling person for any and all expenses (including the fees and disbursements of one counsel chosen by the Company) as such expenses are reasonably incurred by the Company or such officer, director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 6(b) shall be in addition to any liabilities that such Agent or the Company may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 6 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly

38

after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the applicable Agent (in the case of counsel for the indemnified parties referred to in Section 6(a) above) or the Company (in the case of counsel for the indemnified parties referred to in Section 6(b) above), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d) Settlements. The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request; and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless

39

such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

(e) Contribution. If the indemnification provided for in this Section 6 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable Agent, on the other hand, from the offering of the applicable Shares pursuant to this Agreement; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the applicable Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the applicable Agent, on the other hand, in connection with the offering of the applicable Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total gross proceeds from the offering of the applicable Shares (before deducting expenses) received by the Company bear to the total Selling Commission received by the applicable Agent in respect thereof. The relative fault of the Company, on the one hand, and the applicable Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the applicable Agent, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable and documented legal or other fees or expenses incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 6(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 6(e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6(c) for purposes of indemnification.

The Company and each Agent agrees that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(e).

Notwithstanding the provisions of this Section 6(e), an Agent shall not be required to contribute any amount in excess of the Selling Commission received by such Agent in connection with the applicable offering contemplated hereby. No person guilty

40

of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(e), each director, officer, member, partner, affiliate, agent, and employee of an Agent and each person, if any, who controls such Agent within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 7. Termination & Survival

(a) Term. Subject to the provisions of this Section 7, the term of this Agreement shall continue from the date of this Agreement until the end of the last-to-end Agency Period, unless earlier terminated by the parties to this Agreement pursuant to this Section 7.

(b) Termination of Programs; Termination; Survival Following Termination.

(i) Any program shall automatically terminate on the earliest to occur of (A) the date on which the Agents shall have placed the Maximum Program Amount with respect to such program pursuant to this Agreement and (B) the first date on which the closing price of the Shares being offered and sold in such program on the Principal Market exceeds the difference between the Maximum Program Amount with respect to such program and the Aggregate Sales Proceeds with respect to such program. In addition, the Company may terminate any program at any time by giving written notice as required by this Agreement, upon three (3) Trading Days’ notice to each Agent; provided that, if the Company terminates such program after an Agent confirms to the Company any sale of Shares pursuant to such program, the Company shall remain obligated to comply with Section 3(b)(v) with respect to such Shares. If termination of a program shall occur prior to the Settlement Date for any sale of Shares in such program, such sale shall nevertheless settle in accordance with the terms of this Agreement.

(ii) Each Agent may terminate this Agreement, solely with respect to its rights and obligations hereunder, and the Company may terminate this Agreement, with respect to one or more Agents, prior to the end of the last-to-end Agency Period, by giving written notice as required by this Agreement, upon three (3) Trading Days’ notice to the other party; provided that, (A) if the Company terminates this Agreement after an Agent confirms to the Company any sale of Shares, the Company shall remain obligated to comply with Section 3(b)(v) with respect to such Shares and (B) Section 2, Section 6, Section 7 and Section 8 shall survive termination of this Agreement. If termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall nevertheless settle in accordance with the terms of this Agreement. For the avoidance of doubt, the termination by one Agent of its rights and obligations under this Agreement pursuant to this Section shall not affect the rights and obligations of the other Agents under this Agreement.

41

(iii) In addition to the survival provision of Section 7(b)(ii), the respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of an Agent or the Company or any of its or their partners, affiliates, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement, provided that, for the avoidance of doubt, upon termination of this Agreement, the Company shall not have any liability to the Agents for any discount, commission or other compensation with respect to any Shares not sold by the Agents under this Agreement prior to such termination.

Section	8. Miscellaneous

(a) Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Agent is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Agent is a Covered Entity and such Agent or a BHC Act Affiliate of such Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(iii) For purposes of this Section 8(a); (a) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k), (b) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b), (c) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable, and (d) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(b) Press Releases and Disclosure. The Company may issue a press release describing the material terms of the transactions contemplated hereby as soon as practicable following the date of this Agreement, and may file with the Commission a Current Report on Form 8-K, with this Agreement attached as an exhibit thereto,

42

describing the material terms of the transactions contemplated hereby, and the Company shall consult with the Agents prior to making such disclosures, and the parties hereto shall use all commercially reasonable efforts, acting in good faith, to agree upon a text for such disclosures that is reasonably satisfactory to all parties hereto. No party hereto shall issue thereafter any press release or like public statement (including, without limitation, any disclosure required in reports filed with the Commission pursuant to the Exchange Act) related to this Agreement or any of the transactions contemplated hereby without the prior written approval of the other parties hereto, except as may be necessary or appropriate in the reasonable opinion of the party seeking to make disclosure to comply with the requirements of applicable law or stock exchange rules and except for the disclosure required pursuant to Section 4(a) of this Agreement in the Company’s quarterly reports on Form 10-Q or annual reports on Form 10-K. If any such press release or like public statement is so required, the party making such disclosure shall consult with the other parties prior to making such disclosure, and the parties shall use all commercially reasonable efforts, acting in good faith, to agree upon a text for such disclosure that is reasonably satisfactory to all parties hereto.

(c) No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (i) the transactions contemplated by this Agreement, including the determination of any fees, are arm’s-length commercial transactions between the Company and the Agents, (ii) when acting as principals under this Agreement, the Agents are and have been acting solely as principals and are not the agents or fiduciaries of the Company, or its stockholders, creditors, employees or any other party, (iii) the Agents have not assumed nor will assume an advisory or fiduciary responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Agent has advised or is currently advising the Company on other matters) and the Agents do not have any obligation to the Company with respect to the transactions contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Agents have not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(d) Research Analyst Independence. The Company acknowledges that the Agents’ research analysts and research departments are required to and should be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and as such an Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company or the offerings that differ from the views of their respective investment banking divisions. The Company understands that the Agents are full service securities firms and as such from time to time, subject to applicable securities laws, may effect transactions for their own respective accounts or the accounts of their respective customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

(e) Notices. All communications hereunder shall be in writing and shall be

43

mailed, hand delivered, faxed or e-mailed and confirmed to the parties hereto as follows:

If to the Agents:

TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

Facsimile: [***]

E-mail: [***]

Attention: Head of Equity Capital Markets; General Counsel

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Syndicate Registration

Fax: [***]

The Benchmark Company, LLC

150 East 58th Street, 17th Floor

New York, New York 10155

E-mail: [***]

Attention: General Counsel

BTIG, LLC

65 East 55th Street

New York, New York 10022

E-mail: [***]

  [***]

  [***]

Attention: ECM, General Counsel

Canaccord Genuity LLC

1 Post Office Square, Suite 3000

Boston, Massachusetts 02109

Attention: Equity Capital Markets

Email: [***]

Cantor Fitzgerald & Co.

110 East 59th Street, 6th floor,

New York, New York 10022

Attention: General Counsel, Global Head of Investment Banking

E-mail: [***]

  [***]

Clear Street LLC

44

4 World Trade Center,

150 Greenwich St. Floor 45

New York, New York 10007

Attention: General Counsel

Email: [***]

Compass Point Research & Trading, LLC

1055 Thomas Jefferson Street NW, Suite 303

Washington, DC 20007

Attention: Christopher Nealon

Email: [***]

H.C. Wainwright & Co., LLC

430 Park Avenue, 3rd Floor

New York, New York 10022

Attention: Chief Executive Officer

Email: [***]

Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue, Fourth Floor

New York, NY 10019

Attention: Syndicate Department, Equity Capital Markets

Email for notices: [***]

Maxim Group LLC

300 Park Avenue

New York, NY 10022

Attention: James Siegel

Email: [***]

Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

Attention: Equity Capital Markets

Email:  [***]

  [***]

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, New York 10036

Attention: Investment Banking Division (fax: [***])

45

Santander US Capital Markets LLC

437 Madison Avenue

New York, NY 10022

Fax for notices: [***]

Email for notices: [***]

 [***]

Attention: Craig Wiele, Rob Torres

SG Americas Securities, LLC

245 Park Avenue

New York, New York 10167

E-mail: [***]

Attention: Equity Capital Markets

TCBI Securities, Inc., doing business as Texas Capital Securities

2000 McKinney Avenue, Suite 700

Dallas, Texas 75201

Attention: Head of Capital Markets

E-mail: [***]

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: Joseph A. Hall

 Dan Gibbons

Facsimile: [***]

E-mail: [***]

  [***]

If to the Company:

Strategy Inc (formerly MicroStrategy Incorporated)

1850 Towers Crescent Plaza

Tysons Corner, VA 22182

Attention: General Counsel

E-mail: [***] and [***]

with a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

Facsimile: [***]

Attention: Thomas S. Ward

E-mail: [***]

46

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention:   Greg Rodgers

Brittany Ruiz

E-mail: [***]; [***]

Any party hereto may change the address for receipt of communications by giving written notice to the others in accordance with this Section 8(e).

(f) Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, members, partners, affiliates, agents, officers and directors and controlling persons referred to in Section 6, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares as such from any Agent merely by reason of such purchase.

(g) Partial Unenforceability. The invalidity or unenforceability of any Article, Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Article, Section, paragraph or provision hereof. If any Article, Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

(h) Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

(i) Additional Programs. At any time after the date of this Agreement, the

47

Company may enter into additional programs hereunder with respect to sales of Shares, provided that an executed addendum, in the form of Exhibit B hereto, is executed by both the Company and the Agents (an “Additional Program Addendum”). Upon execution of an Additional Program Addendum, all the terms of this Agreement, including but not limited to the representations, warranties and covenants of the Company, shall apply with equal force to such program, mutatis mutandis.

(j) Additional Agents. At any time after the date of this Agreement, the Company may add additional Agents to this Agreement through the execution by the Company and such additional Agents of a joinder in the form of Exhibit C hereto and the delivery of such executed joinder to each other Agent.

(k) General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www. Docusign.com) or other transmission method. Except as described in Section 8(i) and Section 8(j) of this Agreement, this Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Article and Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Page Immediately Follows]

48

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

STRATEGY INC (FORMERLY
MICROSTRATEGY INCORPORATED)

By:	/s/ Andrew Kang
Name: Andrew Kang
Title: Executive Vice President &
Chief Financial Officer

[Signature Page to Omnibus Sales Agreement]

The foregoing Agreement is hereby confirmed and accepted by the Agents in New York, New York as of the date first above written.

TD SECURITIES (USA) LLC

By:	/s/ Michael Murphy
Name: Michael Murphy
Title: Managing Director

[Signature Page to Omnibus Sales Agreement]

BARCLAYS CAPITAL INC.

By:	/s/ Jamie Turturici
Name: Jamie Turturici
Title: Managing Director, Head of
Technology ECM

[Signature Page to Omnibus Sales Agreement]

THE BENCHMARK COMPANY, LLC

By:	/s/ John J. Borer
Name: John J. Borer III
Title: Senior Managing Director

[Signature Page to Omnibus Sales Agreement]

BTIG, LLC

By:	/s/ Alex Arden
Name: Alex Arden
Title: Managing Director

[Signature Page to Omnibus Sales Agreement]

CANACCORD GENUITY LLC

By:	/s/ Jason Partenza
Name: Jason Partenza
Title: Managing Director

[Signature Page to Omnibus Sales Agreement]

CANTOR FITZGERALD & CO.

By:	/s/ Sameer Vasudev
Name: Sameer Vasudev
Title: Managing Director

[Signature Page to Omnibus Sales Agreement]

CLEAR STREET LLC

By:	/s/ Ryan Gerety
	Name:	Ryan Gerety
	Title:	Managing Director

[Signature Page to Omnibus Sales Agreement]

COMPASS POINT RESEARCH & TRADING, LLC
By:	/s/ Christopher Nealon
	Name:	Christopher Nealon
	Title:	President & COO

[Signature Page to Omnibus Sales Agreement]

H.C. WAINWRIGHT & CO., LLC
By:	/s/ Edward D. Silvera
	Name:	Edward D. Silvera
	Title:	Chief Operating Officer

[Signature Page to Omnibus Sales Agreement]

KEEFE, BRUYETTE & WOODS, INC.
By:	/s/ Ruben Sahakyan
	Name:	Ruben Sahakyan
	Title:	Managing Director

[Signature Page to Omnibus Sales Agreement]

MAXIM GROUP LLC
By:	/s/ Ritesh M. Veera
Name: Ritesh M. Veera
Title: Co-Head, Investment Banking

[Signature Page to Omnibus Sales Agreement]

MIZUHO SECURITIES USA LLC
By:	/s/ Mariano Gaut
	Name:	Mariano Gaut
	Title:	Managing Director

[Signature Page to Omnibus Sales Agreement]

MORGAN STANLEY & CO. LLC
By:	/s/ Andrew Doherty
Name: Andrew Doherty
Title: Authorized Signatory

[Signature Page to Omnibus Sales Agreement]

SANTANDER US CAPITAL MARKETS LLC

By:	/s/ Craig Wiele
	Name:	Craig Wiele
	Title:	Managing Director

SANTANDER US CAPITAL MARKETS LLC

By:	/s/ Robert Torres
	Name:	Robert Torres
	Title:	Executive Director

[Signature Page to Omnibus Sales Agreement]

SG AMERICAS SECURITIES, LLC
By:	/s/ Jonathan Weinberger
Name: Jonathan Weinberger
Title: Managing Director

[Signature Page to Omnibus Sales Agreement]

TCBI SECURITIES, INC., DOING BUSINESS AS TEXAS CAPITAL SECURITIES
By:	/s/ Jon Merriman
Name: Jon Merriman
Title: Head of Equities

[Signature Page to Omnibus Sales Agreement]

EXHIBIT A

FORM OF ISSUANCE NOTICE

[Date]

[TD SECURITIES (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017]

[BARCLAYS CAPITAL INC.

745 Seventh Avenue

New York, New York 10019]

[THE BENCHMARK COMPANY, LLC

150 East 58th Street, 17th Floor

New York, New York 10155]

[BTIG, LLC

65 East 55th Street

New York, New York 10022]

[CANACCORD GENUITY LLC

1 Post Office Square, Suite 3000

Boston, Massachusetts 02109]

CANTOR FITZGERALD & CO.

110 East 59th Street, 6th Floor

New York, New York 10022

[CLEAR STREET LLC

4 World Trade Center,

150 Greenwich St. Floor 45

New York, New York 10007]

[COMPASS POINT RESEARCH & TRADING, LLC

1055 Thomas Jefferson Street NW

Suite 303

Washington, DC 20007]

[H.C. WAINWRIGHT & CO., LLC

430 Park Avenue, 3rd Floor

New York, New York 10022]

[KEEFE, BRUYETTE & WOODS, INC.

787 Seventh Ave., 4th Floor

New York, New York 10019]

[MAXIM GROUP LLC

300 Park Avenue

New York, New York 10022]

[MIZUHO SECURITIES USA LLC

1271 Avenue of the Americas

New York, New York 10020]

[MORGAN STANLEY & CO. LLC

1585 Broadway

New York, New York 10036]

[SANTANDER US CAPITAL MARKETS LLC

437 Madison Avenue

New York, NY 10022]

[SG AMERICAS SECURITIES, LLC

245 Park Avenue

New York, New York 10167]

[TCBI Securities, Inc., doing business as Texas Capital Securities

2000 McKinney Avenue, Suite 700

Dallas, Texas 75201]

Attn: [    ]

Reference is made to the Omnibus Sales Agreement between Strategy Inc (formerly MicroStrategy Incorporated), a Delaware corporation (the “Company”), and TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities, dated as of November [•], 2025. The Company confirms that all conditions to the delivery of this Issuance Notice to [TD Securities (USA) LLC] [Barclays Capital Inc.] [The Benchmark Company, LLC] [BTIG, LLC] [Canaccord Genuity LLC] [Cantor Fitzgerald & Co.] [Clear Street LLC] [Compass Point Research & Trading, LLC] [H.C. Wainwright & Co., LLC] [Keefe, Bruyette & Woods, Inc.] [Maxim Group LLC] [Mizuho Securities USA LLC] [Morgan Stanley & Co. LLC] [Santander US Capital Markets LLC] [SG Americas Securities, LLC] [TCBI Securities, Inc., doing business as Texas Capital Securities]6 (the “Designated Agent”) are satisfied as of the date hereof.

[6]	To include Agent notice information as relevant for the notice being delivered.

Date of Delivery of Issuance Notice (determined pursuant to Section 3(b)(i)):

Type of Security	[Common Shares] [STRF Preferred Shares] [STRC Preferred Shares] [STRK Preferred Shares] [STRD Preferred Shares] [____________]
Issuance Amount (equal to the total Sales Price for such Shares):	$

Number of days in selling period:

First date of selling period:

Last date of selling period:

Settlement Date(s) if other than standard T+1 settlement:

Floor Price Limitation (in no event less than $1.00 without the prior written consent of the Designated Agent, which consent may be withheld in the Agent’s sole discretion): $     per share

Comments:

Schedule A

Notice Parties

The Company

Strategy Inc (formerly MicroStrategy Incorporated)
1850 Towers Crescent Plaza
Tysons Corner, VA 22182
Attention: General Counsel
E-mail: [***] and [***]

with a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109
Facsimile: [***]
Attention: Thomas S. Ward
E-mail: [***]

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention:	Greg Rodgers
Brittany Ruiz
E-mail: [***]; [***]

The Agents[7]

[TD Securities (USA) LLC
1 Vanderbilt Avenue
New York, New York 10017
Attention: General Counsel
E-mail:	[***]
[***]
[***]
[***]]

[Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Syndicate Registration
Fax: [***]]

[7]	To include Agent notice information as relevant for the notice being delivered.

[The Benchmark Company, LLC 150 East 58th Street, 17th Floor
New York, New York 10155
E-mail: [***]
Attention: General Counsel]

[BTIG, LLC 65 East 55th Street
New York, New York 10022
E-mail: [***]
[***]
[***]
Attention: ECM, General Counsel]

[Canaccord Genuity LLC 1 Post Office Square, Suite 3000
Boston, Massachusetts 02109
Attention: Equity Capital Markets
Email: [***]]

[Cantor Fitzgerald & Co. 110 East 59th Street, 6th floor,
New York, New York 10022
Attention: General Counsel, Global Head of Investment Banking
E-mail: [***]
[***]]

[Clear Street LLC 4 World Trade Center, 150 Greenwich St, Floor 45
New York, New York 10007
Attention: General Counsel
Email: [***]
[***]
Phone: [***]]

[Compass Point Research & Trading, LLC 1055 Thomas Jefferson Street NW
Suite 303
Washington, DC 20007
Attention: Christopher Nealon
Email: [***]]

[H.C. Wainwright & Co., LLC 430 Park Avenue, 3rd Floor
New York, New York 10022
Attention: Chief Executive Officer
Email: [***]
[***]]

[Keefe, Bruyette & Woods, Inc. 787 Seventh Avenue, Fourth Floor
New York, NY 10019
Attention: Syndicate Department, Equity Capital Markets
Email for notices: [***]]

[Maxim Group LLC 300 Park Avenue
New York, NY 10022
Attention: James Siegel
Email: [***]]

[Mizuho Securities USA LLC 1271 Avenue of the Americas
New York, New York 10020
Attention: Equity Capital Markets
Email: [***]
[***]]

[Morgan Stanley & Co. LLC 1585 Broadway, 29th Floor
New York, New York 10036
Attention: Investment Banking Division (fax: [***]]

[Santander US Capital Markets LLC 437 Madison Avenue
New York, NY 10022
Fax for notices: 212-407-0930
Email for notices: [***]
[***]
Attention: Craig Wiele, Rob Torres]

[SG Americas Securities, LLC 245 Park Avenue
New York, New York 10167
E-mail: [***]
Attention: General Counsel]

[TCBI Securities, Inc., doing business as Texas Capital Securities 2000 McKinney Avenue, Suite 700
Dallas, Texas 75201
Attention: Head of Capital Markets
E-mail: [***]] with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP 450 Lexington Avenue
New York, NY 10017
Attention: Joseph A. Hall
Dan Gibbons
Facsimile: [***]
E-mail: [***]
[***]

Form of Officer’s Certificate Pursuant to Section 4(p)

The undersigned, the duly qualified and elected [•] of Strategy Inc (formerly MicroStrategy Incorporated), a Delaware corporation (the “Company”), does hereby certify in such capacity and on behalf of the Company, pursuant to Section 4(p) of the Omnibus Sales Agreement, dated November 4, 2025, between the Company and TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities (the “Omnibus Sales Agreement”), that to the knowledge of the undersigned:

(i) The applicable representations and warranties of the Company in Section 2 of the Omnibus Sales Agreement are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof; provided, however that such representations and warranties are qualified by the disclosure included or incorporated by reference in the Registration Statement and Prospectus (including any documents incorporated by reference therein and any supplements thereto); and

(ii) The Company has complied with all applicable agreements and satisfied all applicable conditions on its part to be performed or satisfied pursuant to the Omnibus Sales Agreement at or prior to the date hereof.

[Wilmer Cutler Pickering Hale and Dorr LLP] [Latham & Watkins LLP] and Davis Polk & Wardwell LLP are entitled to rely on this certificate in connection with the respective opinions such firms are rendering pursuant to the Omnibus Sales Agreement.

Capitalized terms used herein without definition shall have the meanings given to such terms in the Omnibus Sales Agreement.

STRATEGY INC (FORMERLY MICROSTRATEGY INCORPORATED)

By:
Name:
Title:

Date: [•]

EXHIBIT B

FORM OF ADDITIONAL PROGRAM ADDENDUM TO STRATEGY OMNIBUS SALES AGREEMENT

[•], 20[•]

Reference is made to the Omnibus Sales Agreement (as it may be amended from time to time, the “Omnibus Sales Agreement”), dated as of November 4, 2025, originally between Strategy Inc (formerly MicroStrategy Incorporated), a Delaware corporation (the “Company”), and the Agents identified therein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Omnibus Sales Agreement.

WHEREAS, pursuant to Section 8(i) of the Omnibus Sales Agreement, the Company wishes to enter into an additional at the market program with respect to sales of certain Shares (the “Additional Program”) under such Omnibus Sales Agreement;

NOW, THEREFORE, the Company and the Agents hereby agree, with respect to the specific terms that will apply to the Additional Program, as follows:

Issuer	Strategy Inc (formerly MicroStrategy Incorporated).

Shares Offered	[•], $[•] par value per share, of the Issuer (the “[•] Shares”).

Amount Offered	[•] Shares with an aggregate sale price of up to the Maximum Program Amount with respect to the Additional Program.

Survival	This Additional Program Addendum does not cancel, extinguish, limit or otherwise adversely affect any right or obligation of the parties under the Omnibus Sales Agreement.

Governing Law	This Additional Program Addendum and any claim, controversy or dispute arising under or related to this Addendum Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Counterparts	This Additional Program Addendum may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www. Docusign.com) or other transmission method.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have executed this Additional Program Addendum as of the date first above written.

By:	STRATEGY INC

By:
Name: [•]
Title: [•]

[Signature Page to Additional Program Addendum]

By: [•] As Agent[8]
Name: [•]
Title: [•]

[8]	NTD: Include signature pages for each of the Agents.

[Signature Page to Additional Program Addendum]

12

EXHIBIT C

FORM OF JOINDER TO STRATEGY OMNIBUS SALES AGREEMENT

[•], 20[•]

Reference is made to the Omnibus Sales Agreement (as it may be amended from time to time, the “Omnibus Sales Agreement”), dated as of November 4, 2025, originally between Strategy Inc (formerly MicroStrategy Incorporated), a Delaware corporation (the “Company”), and the Agents identified therein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Omnibus Sales Agreement.

WHEREAS, the Company wishes to add an additional Agent to the Omnibus Sales Agreement pursuant to Section 8(j) of the Omnibus Sales Agreement and [______] (the “New Agent”) desired to be added as an additional Agent to the Omnibus Sales Agreement;

NOW, THEREFORE, the Company and the New Agent hereby agree as follows:

The New Agent shall be added as an Agent under the Omnibus Sales Agreement and shall be bound by the terms and conditions of, and subject to the obligations of, and entitled to the benefits of, the Omnibus Sales Agreement as an Agent thereunder effective as of the date of this Joinder.

This Joinder and any claim, controversy or dispute arising under or related to this Joinder shall be governed by and construed in accordance with the laws of the State of New York.

This Joinder may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www. Docusign.com) or other transmission method.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have executed this Joinder as of the date first above written.

By:	STRATEGY INC (FORMERLY MICROSTRATEGY INCORPORATED

By:
Name: [•]
Title: [•]

[Signature Page to Joinder]

By: [NEW AGENT] As Agent

Name: [•]
Title: [•]

[Signature Page to Joinder]

STRATEGY

AMENDMENT NO. 1 TO OMNIBUS SALES AGREEMENT

February 19, 2026

TD SECURITIES (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

BARCLAYS CAPITAL INC.

745 Seventh Avenue

New York, New York 10019

THE BENCHMARK COMPANY, LLC

150 East 58th Street, 17th Floor

New York, New York 10155

BTIG, LLC

65 East 55th Street

New York, New York 10022

CANACCORD GENUITY LLC

1 Post Office Square, Suite 3000

Boston, Massachusetts 02109

CANTOR FITZGERALD & CO.

110 East 59th Street, 6th Floor

New York, New York 10022

CLEAR STREET LLC

4 World Trade Center,

150 Greenwich St. Floor 45

New York, New York 10007

COMPASS POINT RESEARCH & TRADING, LLC

1055 Thomas Jefferson Street NW

Suite 303

Washington, DC 20007

H.C. WAINWRIGHT & CO., LLC

430 Park Avenue, 3rd Floor

New York, New York 10022

KEEFE, BRUYETTE & WOODS, INC.

787 Seventh Ave., 4th Floor

New York, New York 10019

MAXIM GROUP LLC

300 Park Avenue

New York, New York 10022

MIZUHO SECURITIES USA LLC

1271 Avenue of the Americas

New York, New York 10020

MORGAN STANLEY & CO. LLC

1585 Broadway

New York, New York 10036

SANTANDER US CAPITAL MARKETS LLC

437 Madison Avenue

New York, NY 10022

SG AMERICAS SECURITIES, LLC

245 Park Avenue

New York, New York 10167

TCBI SECURITIES INC., DOING BUSINESS AS TEXAS CAPITAL SECURITIES

2000 McKinney Avenue, Suite 700

Dallas, Texas 75201

Ladies and Gentlemen:

Reference is made to the Omnibus Sales Agreement, dated as of November 4, 2025 (the “Sales Agreement”), by and among Strategy Inc (formerly MicroStrategy Incorporated), a Delaware corporation (the “Company”), and TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities, as sales agents and/or principals (each an “Agent” and collectively the “Agents”), pursuant to which the Company may, from time to time, issue and sell through the Agents (i) shares of the Company’s 10.00% Series A Perpetual Strife Preferred Stock, par value $0.001 per share, with a stated amount of $100 per share (the “STRF Preferred Stock”), (ii) shares of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share, with a stated amount of $100 per share (the “STRC Preferred Stock”), (iii) shares of the Company’s 8.00% Series A Perpetual Strike Preferred Stock, par value $0.001 per share (the “STRK Preferred Stock”), (iv) shares of the Company’s 10.00% Series A Perpetual Stride Preferred Stock, par value $0.001 per share, with a stated amount of $100 per share (the “STRD Preferred Stock”), (v) shares of the Company’s preferred stock, par value $0.001 per share, of such series as may be designated by the Company from time to time in the future (collectively, the “Future Designated Preferred Stock” and, together with the STRF Preferred Stock, the STRC Preferred Stock, the STRK Preferred Stock and the STRD Preferred Stock, the “Preferred Stock”), and (vi) shares of the Company’s class A common stock, par value $0.001 per share (the “Common Stock”).

2

In connection with the foregoing, the parties hereto wish to amend the Sales Agreement through this Amendment No. 1 to the Sales Agreement (this “Amendment”) to make certain changes to the Sales Agreement with effect on and after the date hereof.

Section 1. Definitions. Capitalized terms but not otherwise defined herein shall have the meanings ascribed to such terms in the Sales Agreement.

Section 2. Representation and Warranty. The Company represents and warrants to the Agents that this Amendment has been duly authorized, executed and delivered by the Company.

Section 3. Amendments. The parties hereto agree, from and after the date hereof, that:

(a) Section 4(q) of the Sales Agreement is hereby amended by deleting the reference to “Davis Polk & Wardwell LLP” and inserting “Skadden, Arps, Slate, Meagher & Flom LLP or such other counsel reasonably satisfactory to the Agents” in its place.

(b) The last address block set forth under “If to the Agents:” in Section 8(e) of the Sales Agreement is hereby deleted in its entirety and replaced with the following:

“with a copy (which shall not constitute notice) to:

“Skadden, Arps, Slate, Meagher & Flom LLP

2000 Avenue of the Stars, Suite 200N

Los Angeles, California 90067

Attention: Michelle Gasaway

Facsimile: [***]

E-mail: [***]

or such other persons as the Agents shall designated in writing to the Company”

(c) The last address block set forth under “The Agents” in Schedule A to the Sales Agreement is hereby deleted in its entirety and replaced with the following:

“with a copy (which shall not constitute notice) to:

“Skadden, Arps, Slate, Meagher & Flom LLP

2000 Avenue of the Stars, Suite 200N

Los Angeles, California 90067

Attention: Michelle Gasaway

Facsimile: [***]

E-mail: [***]

or such other persons as the Agents shall designate in writing to the Company.”

3

Section 4. Effect of Amendment. Upon execution by the parties hereto, this Amendment shall become a binding agreement in accordance with its terms. Except as expressly set forth in Section 3 hereof, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Sales Agreement, all of which shall continue in full force and effect.

Section 5. Counterparts and Electronic Signature. This Amendment may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, or other applicable law, e.g., www.Docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws governing the Sales Agreement.

[Signature Page Immediately Follows]

4

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

STRATEGY INC (FORMERLY MICROSTRATEGY INCORPORATED)

By:	/s/ Andrew Kang
Name: Andrew Kang
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

The foregoing Agreement is hereby confirmed and accepted by the Agents in New York, New York as of the date first above written.

TD SECURITIES (USA) LLC

By:	/s/ Michael Murphy
Name: Michael Murphy
Title: Managing Director

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

BARCLAYS CAPITAL INC.

By:	/s/ Jamie Turturici
Name: Jamie Turturici
Title: Managing Director, Head of Technology ECM

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

THE BENCHMARK COMPANY, LLC

By:	/s/ John J. Borer III
Name: John J. Borer III
Title: Senior Managing Director

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

BTIG, LLC

By:	/s/ Alex Alden
Name: Alex Alden
Title: Managing Director

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

CANACCORD GENUITY LLC

By:	/s/ Jason Partenza
Name: Jason Partenza
Title: Managing Director

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

CANTOR FITZGERALD & CO.

By:	/s/ Sameer Vasudev
Name: Sameer Vasudev
Title: Managing Director

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

CLEAR STREET LLC

By:	/s/ Ryan Gerety
Name: Ryan Gerety
Title: Managing Director

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

COMPASS POINT RESEARCH & TRADING, LLC

By:	/s/ Christopher Nealon
Name: Christopher Nealon
Title: President & COO

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Edward D. Silvera
Name: Edward D. Silvera
Title: Co-Chief Executive Officer

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

KEEFE, BRUYETTE & WOODS, INC.

By:	/s/ Ruben Sahakyan
Name: Ruben Sahakyan
Title: Managing Director

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

MAXIM GROUP LLC

By:	/s/ Ritesh M. Veera
Name: Ritesh M. Veera
Title: Co-Head, Investment Banking

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

MIZUHO SECURITIES USA LLC

By:	/s/ Mariano Gaut
Name: Mariano Gaut
Title: Managing Director

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

MORGAN STANLEY & CO. LLC

By:	/s/ Andrew Doherty
Name: Andrew Doherty
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

SANTANDER US CAPITAL MARKETS LLC

By:	/s/ Craig Wiele
Name: Craig Wiele
Title: Managing Director

By:	/s/ Robert Torres
Name: Robert Torres
Title: Executive Director

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

SG AMERICAS SECURITIES, LLC

By:	/s/ Jonathan Weinberger
Name: Jonathan Weinberger
Title: Managing Director

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

TCBI SECURITIES, INC.

By:	/s/ Jon Merriman
Name: Jon Merriman
Title: Head of Equities

[Signature Page to Amendment No. 1 to Omnibus Sales Agreement]

STRATEGY

AMENDMENT NO. 2 TO OMNIBUS SALES AGREEMENT

March 9, 2026

TD SECURITIES (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

BARCLAYS CAPITAL INC.

745 Seventh Avenue

New York, New York 10019

THE BENCHMARK COMPANY, LLC

150 East 58th Street, 17th Floor

New York, New York 10155

BTIG, LLC

65 East 55th Street

New York, New York 10022

CANACCORD GENUITY LLC

1 Post Office Square, Suite 3000

Boston, Massachusetts 02109

CANTOR FITZGERALD & CO.

110 East 59th Street, 6th Floor

New York, New York 10022

CLEAR STREET LLC

4 World Trade Center,

150 Greenwich St. Floor 45

New York, New York 10007

COMPASS POINT RESEARCH & TRADING, LLC

1055 Thomas Jefferson Street NW

Suite 303

Washington, DC 20007

H.C. WAINWRIGHT & CO., LLC

430 Park Avenue, 3rd Floor

New York, New York 10022

KEEFE, BRUYETTE & WOODS, INC.

787 Seventh Ave., 4th Floor

New York, New York 10019

MAXIM GROUP LLC

300 Park Avenue

New York, New York 10022

MIZUHO SECURITIES USA LLC

1271 Avenue of the Americas

New York, New York 10020

MORGAN STANLEY & CO. LLC

1585 Broadway

New York, New York 10036

SANTANDER US CAPITAL MARKETS LLC

437 Madison Avenue

New York, NY 10022

SG AMERICAS SECURITIES, LLC

245 Park Avenue

New York, New York 10167

TCBI SECURITIES INC., DOING BUSINESS AS TEXAS CAPITAL SECURITIES

2000 McKinney Avenue, Suite 700

Dallas, Texas 75201

Ladies and Gentlemen:

Reference is made to the Omnibus Sales Agreement, dated as of November 4, 2025, by and among Strategy Inc (formerly MicroStrategy Incorporated), a Delaware corporation (the “Company”), and TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities, as sales agents and/or principals (each an “Agent” and collectively the “Agents”), as amended by that certain Amendment No. 1 to Omnibus Sales Agreement, dated as of February 19, 2026, by and among the Company and the Agents (such Omnibus Sales Agreement, as so amended, the “Sales Agreement”) pursuant to which the Company may, from time to time, issue and sell through the Agents (i) shares of the Company’s 10.00% Series A Perpetual Strife Preferred Stock, par value $0.001 per share, with a stated amount of $100 per share (the “STRF Preferred Stock”), (ii) shares of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share, with a stated amount of $100 per share (the “STRC Preferred Stock”), (iii) shares of the Company’s 8.00% Series A Perpetual Strike Preferred Stock, par value

2

$0.001 per share (the “STRK Preferred Stock”), (iv) shares of the Company’s 10.00% Series A Perpetual Stride Preferred Stock, par value $0.001 per share, with a stated amount of $100 per share (the “STRD Preferred Stock”), (v) shares of the Company’s preferred stock, par value $0.001 per share, of such series as may be designated by the Company from time to time in the future (collectively, the “Future Designated Preferred Stock” and, together with the STRF Preferred Stock, the STRC Preferred Stock, the STRK Preferred Stock and the STRD Preferred Stock, the “Preferred Stock”), and (vi) shares of the Company’s class A common stock, par value $0.001 per share (the “Common Stock”).

In connection with the foregoing, the parties hereto wish to further amend the Sales Agreement through this Amendment No. 2 to the Sales Agreement (this “Amendment”) to make certain changes to the Sales Agreement with effect on and after the date hereof.

Section 1. Definitions. Capitalized terms but not otherwise defined herein shall have the meanings ascribed to such terms in the Sales Agreement.

Section 2. Representation and Warranty. The Company represents and warrants to the Agents that this Amendment has been duly authorized, executed and delivered by the Company.

Section 3. Amendment. The parties hereto agree, from and after the date hereof, that Section 3(b)(i) of the Sales Agreement is hereby amended by deleting clause (C) thereof and inserting the following clause (C) in its place:

“(C) for a given program any sales of the Shares subject to such program shall be effected by or through the Designated Agent on any single given day and the Company shall in no event request that more than one Agent offer or sell the Shares for a given program pursuant to this Agreement on the same day; provided, however, that such limitation and prohibition shall not apply to or prohibit the Company from appointing a second Designated Agent to offer and sell Shares for a given program pursuant to this Agreement on such same day so long as such second Designated Agent’s participation in such program on such day is limited to executing transactions before 9:30 a.m. and/or after 4:00 p.m. New York City time on such day, other than the transactions described in the following proviso to the extent that the Company appoints a different Designated Agent for such transactions; and provided, further, that such limitation and prohibition shall not apply to or prohibit the Company from appointing an additional Designated Agent to offer and sell Shares for a given program pursuant to this Agreement on such same day so long as such additional Designated Agent’s participation in such program on such day is limited to executing a block sale transaction after 4:00 p.m. New York City time on such day;”

Section 4. Effect of Amendment. Upon execution by the parties hereto, this Amendment shall become a binding agreement in accordance with its terms. Except as expressly set forth in Section 3 hereof, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Sales Agreement, all of which shall continue in full force and effect.

3

Section 5. Counterparts and Electronic Signature. This Amendment may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, or other applicable law, e.g., www.Docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws governing the Sales Agreement.

[Signature Page Immediately Follows]

4

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

STRATEGY INC (FORMERLY MICROSTRATEGY INCORPORATED)

By:	/s/ Andrew Kang
Name: Andrew Kang
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

The foregoing Agreement is hereby confirmed and accepted by the Agents in New York, New York as of the date first above written.

TD SECURITIES (USA) LLC

By:	/s/ Michael Murphy
Name: Michael Murphy
Title: Managing Director

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

BARCLAYS CAPITAL INC.

By:	/s/ Jamie Turturici
Name: Jamie Turturici
Title: Managing Director, Head of Technology ECM

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

THE BENCHMARK COMPANY, LLC

By:	/s/ John J. Borer III
Name: John J. Borer III
Title: Senior Managing Director

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

BTIG, LLC

By:	/s/ Alex Alden
Name: Alex Alden
Title: Managing Director

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

CANACCORD GENUITY LLC

By:	/s/ Jason Partenza
Name: Jason Partenza
Title: Managing Director

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

CANTOR FITZGERALD & CO.

By:	/s/ Sameer Vasudev
Name: Sameer Vasudev
Title: Managing Director

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

CLEAR STREET LLC

By:	/s/ Ryan Gerety
Name: Ryan Gerety
Title: Managing Director

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

COMPASS POINT RESEARCH & TRADING, LLC

By:	/s/ Christopher Nealon
Name: Christopher Nealon
Title: President & COO

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Edward D. Silvera
Name: Edward D. Silvera
Title: Co-Chief Executive Officer

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

KEEFE, BRUYETTE & WOODS, INC.

By:	/s/ Ruben Sahakyan
Name: Ruben Sahakyan
Title: Managing Director

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

MAXIM GROUP LLC

By:	/s/ Ritesh M. Veera
Name: Ritesh M. Veera
Title: Co-Head, Investment Banking

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

MIZUHO SECURITIES USA LLC

By:	/s/ Mariano Gaut
Name: Mariano Gaut
Title: Managing Director

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

MORGAN STANLEY & CO. LLC

By:	/s/ Andrew Doherty
Name: Andrew Doherty
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

SANTANDER US CAPITAL MARKETS LLC

By:	/s/ Craig Wiele
Name: Craig Wiele
Title: Managing Director

By:	/s/ Robert Torres
Name: Robert Torres
Title: Executive Director

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

SG AMERICAS SECURITIES, LLC

By:	/s/ Jonathan Weinberger
Name: Jonathan Weinberger
Title: Managing Director

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]

TCBI SECURITIES, INC., DOING BUSINESS AS TEXAS CAPITAL SECURITIES

By:	/s/ Jon Merriman
Name: Jon Merriman
Title: Head of Equities

[Signature Page to Amendment No. 2 to Omnibus Sales Agreement]